SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
July 23, 2002

LUCENT TECHNOLOGIES INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)

(908) 582-8500
(Registrant’s telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 9. Regulation FD Disclosure
EXHIBIT INDEX
PRESS RELEASE
SLIDES FROM WEBCAST

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure

On July 23, 2002, the registrant issued the press release attached as Exhibit 99.1 reporting its results for its third fiscal quarter of 2002. On July 23, 2002, the registrant made available the slides attached as Exhibit 99.2 in a webcast of its quarterly earnings conference call on July 23, 2002.

Exhibits:

Exhibit 99.1	Press Release dated July 23, 2002 reporting results for the registrant’s third fiscal quarter of 2002.

Exhibit 99.2	Slides made available in a webcast of registrant’s quarterly earnings conference call on July 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Dated: July 23, 2002	By:	/s/ John A. Kritzmacher

	Name: Title:	John A. Kritzmacher Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit 99.1	Press Release dated July 23, 2002 reporting results for the registrant’s third fiscal quarter of 2002.

Exhibit 99.2	Slides made available in a webcast of registrant’s quarterly earnings conference call on July 23, 2002.